SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **GREY CLOAK TECH INC.**, did on December 19, 2014, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 19, 2014.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20141219-1031
You may verify this certificate
online at **http://www.nvsos.gov/**

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0635242014-5

GREY CLOAK TECH INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2014 TO DEC, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20140816596-92 Filing Date and Time 12/19/2014 12:14 PM Entity Number E0635242014-5

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
FRED COVELY	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1508 GRANDVIEW ROAD , USA	VISTA	CA	92084
NAME	TITLE(S)		
WILLIAM BOSSUNG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
JOSHUA SILVER	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10329 MEDICIS PLACE , USA	WELLINGTON	FL	33449
NAME	TITLE(S)		
WILLIAM BOSSUNG	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON , USA	LAS VEGAS	NV	89135

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X WILLIAM BOSSUNG | Title: WILLIAM BOSSUNG | Date: 12/19/2014 12:14:22 PM

Signature of Officer or Other Authorized Signature

Nevada Secretary of State List Profit
Revised 7-31-13

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

GREY CLOAK TECH INC.

ENTITY NUMBER: E0635242014-5

NAME	TITLE(S)		
FRED COVELY	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
1508 GRANDVIEW ROAD , USA	VISTA	CA	92084

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

NAME	TITLE(S)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

GREY CLOAK TECH INC.

Nevada Business Identification # NV20141773784

Expiration Date: December 31, 2015

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 19, 2014

ROSS MILLER
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law <u>cannot</u> be waived.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

040104

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number **20140816593-69** Filing Date and Time **12/19/2014 12:14 PM** Entity Number **E0635242014-5**

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: GREY CLOAK TECH INC.

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ____ Name

☐ Noncommercial Registered Agent (name and address below) OR ☒ Office or Position with Entity (name and address below)

WILLIAM BOSSUNG
Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address	City		Zip Code
10300 W CHARLESTON	LAS VEGAS	Nevada	89135

Mailing Address (if different from street address)	City		Zip Code
10300 W CHARLESTON	LAS VEGAS	Nevada	89135

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 75000000   Par value per share: $ 0.001   Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) WILLIAM BOSSUNG (Name)

Street Address	City	State	Zip Code
10300 W CHARLESTON	LAS VEGAS	NV	89135

2) FRED COVELY (Name)

Street Address	City	State	Zip Code
1508 GRANDVIEW ROAD	VISTA	CA	92084

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) ☐ Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Name	Incorporator Signature		
WILLIAM BOSSUNG	X WILLIAM BOSSUNG		
Address	**City**	**State**	**Zip Code**
10300 W CHARLESTON	LAS VEGAS	NV	89135

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X WILLIAM BOSSUNG   12/19/2014

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity   Date

This form must be accompanied by appropriate fees.